EXHIBIT 10(x)

THIRD AMENDMENT

TO THE

HANDLEMAN COMPANY

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(United States)

WHEREAS, Handleman Company (the “Company”) has established and maintains the Handleman Company Supplemental Executive Retirement Plan (the “SERP”) for the benefit of selected key executives; and

WHEREAS, pursuant to Section 5.1 of the SERP, the Company has reserved the right to amend the SERP at any time; and

WHEREAS, the Company is desirous of amending the SERP to provide pre-retirement spousal death benefits thereunder.

NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, Section 3.3 of the Plan is hereby amended, effective as of December 1, 2000, to read as follows:

“3.3 Payment. Subject to Section 3.4 hereof, an Executive’s SERP Retirement Benefit shall be paid to him/her, or to his/her Surviving Spouse, at the same time, in the same manner, under the same terms and conditions, and applying the same actuarial factors and reductions, as his/her Accrued Benefit under the Pension Plan.”

IN WITNESS WHEREOF, the Company hereby adopts this Third Amendment to the SERP, effective as of December 1, 2000, this 7th day of February, 2001.

HANDLEMAN COMPANY

By:	/s/ Leonard A. Brams
Its:	Senior Vice President/Finance CFO and Secretary